                                                                 EXHIBIT 10.31


            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "First Amendment") is dated as of the 17th day of December, 1997 among POST APARTMENT HOMES, L.P. (the "Borrower"), WACHOVIA BANK, N.A., as Administrative Agent (the "Administrative Agent"), First Union National Bank, as Co-Agent, and WACHOVIA BANK, N.A., FIRST UNION NATIONAL BANK, SUNTRUST BANK, ATLANTA, CORESTATES BANK, COMMERZBANK AG, ATLANTA AGENCY, BANK ONE, TEXAS, N.A. and TEXAS COMMERCE BANK, N.A. (collectively, the "Banks");

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Administrative Agent, the Co-Agent and Wachovia Bank, N.A. (formerly Wachovia Bank of Georgia, N.A.), First Union National Bank (formerly First Union National Bank of Georgia), Suntrust Bank, Atlanta, Corestates Bank and Commerzbank AG, Atlanta Agency, executed and delivered that certain Amended and Restated Credit Agreement, dated as of April 9, 1997 (the "Credit Agreement");

         WHEREAS, the Borrower has requested and the Administrative Agent, the Co-Agent and the Banks have agreed to certain amendments to the Credit Agreement, subject to the terms and conditions hereof;

         NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Administrative Agent, the Co-Agent and the Banks hereby covenant and agree as follows:

         1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

         2. Global Amendment. The term "Guarantor", wherever used in the Credit Agreement, hereby is deleted, and the term "Guarantors" hereby is substituted therefor.

         3. Amendments to Section 1.01. (A) The following new definitions are hereby added in appropriate alphabetical order to Section 1.01 of the Credit
Agreement:

                 "Designated Bank" means a special purpose corporation sponsored by its Designating Bank that is identified as such on the signature pages hereto next to the caption "Designated Bank" as well as each special purpose corporation sponsored by its Designating Bank that (i) shall have become a party to this Agreement pursuant to Section 9.08(g), and (ii) is not otherwise a Bank.

                 "Designated Bank Note" means a Money Market Loan Note, evidencing the obligation of the Borrower to repay Money Market Loans made by a Designated Bank, and "Designated Bank Notes" means any and all such Money Market Loan Notes to Designated Banks issued hereunder.

                 "Designating Bank" shall mean each Bank that is identified as such on the signature pages hereto next to the caption "Designating Bank" and immediately above the signature of its Designated Bank as well as each Bank that shall designate a Designated Bank pursuant to
         Section 9.08(g).

                 "Designation Agreement" means a designation agreement in substantially the form of Exhibit L, entered into by a Bank and a Designated Bank and acknowledged by the Borrower and the Administrative Agent.

                 "First Amendment" means the First Amendment to Amended and Restated Credit Agreement dated as of December 17, 1997, among the Borrower, the Banks listed on the signature pages thereof, Wachovia Bank, N.A., as Administrative Agent and First Union National Bank, as Co- Agent.

                 "GP Sub" means Post GP Holdings, Inc., a Georgia corporation which is a direct Subsidiary of PPI and the owner of a 1% general partner interest in the Borrower.



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


                 "Liquidity Bank" means for any Designated Bank, at any date of determination, the collective reference to the financial institutions which at such date are providing liquidity or credit support facilities to or for the account of such Designated Bank to fund such Designated Bank's obligations hereunder or to support the securities, if any, issued by such Designated Bank to fund such obligations.

                 "LP Sub" means Post LP Holdings, Inc., a Georgia corporation which is a direct Subsidiary of PPI and the owner (as of the date of the First Amendment) of approximately 84% of the limited partner interests in the Borrower.

         (B) The definitions of "Bank", "Commitment", "Guaranty", "Lending Office", "Money Market Loan Note" and Subsidiary Consolidated Total Assets" set forth in Section 1.01 are deleted in their entirety and the following new definitions thereof are substituted therefor:

                 "Bank" means each bank listed on the signature pages of the First Amendment and the Designated Banks, if any; provided, however, that the term "Bank" shall exclude each Designated Bank when used in reference to a Syndicated Loan, the Commitments or terms relating to the Syndicated Loans and the Commitments.

                 "Commitment" means, with respect to each Bank, (i) the amount set forth opposite the name of such Bank on the signature pages of the First Amendment, and (ii) as to any Bank which enters into any Assignment and Acceptance (whether as transferor Bank or as Assignee thereunder), the amount of such Bank's Commitment after giving effect to such Assignment and Acceptance, in each case as such amount may be reduced from time to time pursuant to Sections 2.07 and 2.08.

                 "Guarantor" means, individually and collectively, as the context shall require, GP Sub, LP Sub and PPI.

                 "Lending Office" means, as to each Bank, its office located at its address set forth on the signature pages of the First Amendment (or identified on the signature pages hereof as its Lending Office) or such other office as such Bank may hereafter designate as its Lending Office by notice to the Borrower and the Administrative Agent.



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


                 "Money Market Loan Notes" means the promissory notes of the Borrower, substantially in the form of Exhibit A-3, including any Designated Bank Notes, evidencing the obligation of the Borrower to repay the Money Market Loans, together with all amendments, consolidations, modifications, renewals and supplements thereto.

                 "Subsidiary Consolidated Total Assets" means Consolidated Total Assets, but without including assets of the Borrower.

         4. Amendment to Section 2.03. Section 2.03 of the Credit Agreement hereby is amended by adding a new paragraph (g) at the end thereof, as follows:

              (g) Money Market Loans by Designated Banks. For any Bank which is a Designating Bank, any Money Market Loan to be made by such Bank may from time to time be made by its Designated Bank in such Designated Bank's sole discretion, and nothing herein shall constitute a commitment to make Money Market Loans by such Designated Bank; provided that if any Designated Bank elects not to, or fails to, make any such Money Market Loan pursuant to a Money Market Quote that has been accepted by the Borrower in accordance with the foregoing, its Designating Bank hereby agrees that it shall make such Money Market Loan pursuant to the terms hereof on the date such Money Market Loan is otherwise required to be made to the Borrower hereunder.

         5. Amendment to Section 5.07. Section 5.07 of the Credit agreement hereby is amended by deleting it in its entirety, and substituting the following therefor:

                  SECTION 5.07. Loans or Advances. Neither the Borrower, the Guarantor nor any Subsidiary shall make loans or advances to any Person except: (i) deposits required by government agencies or public utilities; (ii) without duplication, loans and advances made to the Borrower, the Guarantor or any Subsidiary; provided, that loans and advances from the Borrower and the Guarantor to Subsidiaries, together with Investments in Subsidiaries permitted by clause (C) of Section 5.09, may not exceed an aggregate amount equal to 5% of Consolidated Total Assets at any time; (iii) loans or advances to directors, officers and employees in the ordinary course of business in the aggregate outstanding at any time not exceeding

         $2,500,000.00; and (iv) without duplication, other loans or advances made in the ordinary course of business in the aggregate outstanding at any time not exceeding $20,000,000 minus all amounts outstanding under clause (iii) of this Section 5.07 and minus Investments made and permitted pursuant to Section 5.09(D); provided that after giving effect to the making of any loans, advances or deposits permitted by clauses (i), (ii), (iii) or (iv), the Borrower will be in full compliance with all the provisions of this Agreement.

         6. Amendment to Section 5.09. Section 5.09 of the Credit agreement hereby is amended by deleting it in its entirety, and substituting the following therefor:

                           SECTION 5.09. Investments. Neither the Borrower nor the Guarantor shall make Investments in any Person except: (A) Investments in (i) direct obligations of the United States Government maturing within one year, (ii) certificates of deposit issued by a commercial bank whose credit is satisfactory to the Administrative Agent, (iii) commercial paper rated A1 or the equivalent thereof by Standard & Poor's Corporation or P1 or the equivalent thereof by Moody's Investors Service, Inc. and in either case maturing within 9 months after the date of acquisition, (iv) tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by Standard & Poor's Corporation and Aa or the equivalent thereof by Moody's Investors Service, Inc. and/or (v) Investments in debt or equity securities rated at least BBB+ or the equivalent thereof by Standard & Poor's Corporation or at least Baa1 or the equivalent thereof by Moody's Investors Service not exceeding an aggregate amount outstanding at any time of $5,000,000; (B) Investments permitted by clauses (i),
         (ii) and (iii) of Section 5.07 or by Section 5.08; (C) without duplication, Investments made after July 26, 1995 in Subsidiaries in an aggregate amount, together with the aggregate outstanding amount of loans and advances from the Borrower and the Guarantor to Subsidiaries permitted by clause (ii) of Section 5.07, not in excess of 5% of Consolidated Total Assets; and (D) without duplication, other Investments in an aggregate amount outstanding at any time not exceeding $20,000,000 minus all



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


         amounts outstanding under clauses (iii) and (iv) of Section 5.07.

         7. Amendment to Section 7.05. Section 7.05 of the Credit agreement hereby is amended by deleting the proviso at the end of the second to last sentence thereof, and substituting the following therefor:

         provided that (i) no Bank shall be liable for any of the foregoing to the extent they arise from the negligence or wilful misconduct of the Administrative Agent and (ii) no Designated Bank shall be liable for any payment under this Section 7.05 so long as, and to the extent that, its Designating Bank makes such payments.

         8. Amendment to Section 9.01. Section 9.01 of the Credit Agreement hereby is amended by deleting the word "hereof" in the fifth line thereof, and substituting therefor the words "of the First Amendment".

         9. Amendment to Section 9.06. Section 9.06 of the Credit greement hereby is amended by adding thereto a new paragraph (c), as follows:

                           (c) Each Designated Bank hereby appoints its
         Designating Bank as such Designated Bank's agent and attorney in fact and grants to its Designating Bank an irrevocable power of attorney, coupled with an interest, to receive payments made for the benefit of such Designated Bank under the Credit Agreement, to deliver and receive all communications and notices under this Agreement and other Loan Documents and to exercise on such Designated Bank's behalf all rights to vote and to grant and make approvals, waivers, consents, releases and amendments to or under this Agreement or the other Loan Documents. Any document executed by such agent on such Designated Bank's behalf in connection with this Agreement or the other Loan Documents shall be binding on such Designated Bank. The Borrower, the Administrative Agent, the Co-Agent and each of the Banks may rely on and are beneficiaries of the preceding provisions.


         10. Amendment to Section 9.08. Section 9.08 of the Credit agreement hereby is amended by adding thereto a new paragraph (g), as follows:



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


                         (g) Any Bank may at any time designate not more than one Designated Bank to fund Money Market Loans on behalf of such Designating Bank subject to the terms of this Section 9.08(g), and the provisions of Section 9.08(c) shall not apply to such designation. No Bank may have more than one Designated Bank at any time. Such designation may occur either by the execution of the signature pages of the First Amendment by such Bank and Designated Bank next to the appropriate "Designating Bank" and "Designated Bank" captions, or by execution by such parties of a Designation Agreement subsequent to the date of the First Amendment; provided, that any Bank and its Designated Bank executing the signatures pages of the First Amendment as "Designating Bank" and "Designated Bank", respectively, on the date hereof shall be deemed to have executed a Designation Agreement, and shall be bound by the respective representations, warranties and covenants contained therein, and such designation shall be conclusively deemed to be acknowledged by the Borrower and the Administrative Agent. The parties to each such designation occurring subsequent to the execution date hereof shall execute and deliver to the Administrative Agent and the Borrower for their acknowledgment a Designation Agreement. Upon such receipt of an appropriately completed Designation Agreement executed by a Designating Bank and a designee representing that it is a Designated Bank and acknowledged by the Borrower, the Administrative Agent will acknowledge such Designation Agreement and will give prompt notice thereof to the Borrower and the other Banks, whereupon, (i) the Borrower shall execute and deliver to the Designating Bank a Designated Bank Note payable to the order of the Designated Bank, (ii) from and after the effective date specified in the Designation Agreement, the Designated Bank shall become a party to this Agreement with a right to make Money Market Loans on behalf of its Designating Bank pursuant to Section 2.03(g), and (iii) the Designated Bank shall not be required to make payments with respect to any obligations in this Agreement except to the extent of excess cash flow of such Designated Bank which is not otherwise required to repay obligations of such Designated Bank which are then due and payable; provided, however, that regardless of such designation and assumption by the Designated Bank, the Designating Bank shall be and remain obligated to the Borrower, the Administrative Agent, the Co-Agent and the Banks for each and every obligation of the Designating Bank and its related Designated Bank with respect to this


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


         Agreement, including, without limitation, any indemnification obligations under Section 7.05 and any sums otherwise payable to the Borrower by the Designated Bank. Each Designating Bank shall serve as the administrative agent of its Designated Bank and shall on behalf of its Designated Bank: (i) receive any and all payments made for the benefit of such Designated Bank and (ii) give and receive all communications and notices and take all actions hereunder, including, without limitation, votes, approvals, waivers, releases, consents and amendments under or relating to this Agreement and the other Loan Documents. Any such notice, communication, vote, approval, waiver, consent or amendment shall be signed by a Designating Bank as administrative agent for its Designated Bank and need not be signed by such Designated Bank on its own behalf. The Borrower, the Administrative Agent, the Co-Agent and the Banks may rely thereon without any requirement that the Designated Bank sign or acknowledge the same. No Designated Bank may assign or transfer all or any portion of its interest hereunder or under any other Loan Document, other than via an assignment to its Designating Bank or Liquidity Bank (but any assignment to a Liquidity Bank shall not curtail or affect the appointment or rights of the Designating Bank pursuant to Section 9.06(c) or Section 4 of the Designation Agreement, which appointment and rights are irrevocable), if any, or otherwise in accordance with the provisions of Section 2.03(g).

         11. Amendment to Section 9.09. Section 9.09 of the Credit agreement hereby is amended by (i) deleting the word "and" immediately before clause
(viii) thereof and (ii) adding a new clause (ix) thereto, immediately after clause (viii) and before the first proviso, as follows:

         and (ix) by any Designated Bank to any rating agency, commercial paper dealer, or provider of a surety, guaranty or credit or liquidity enhancement to such Designated Bank which has agreed in writing to be bound by the provisions of this Section 9.09 and to use such information solely for purposes of evaluating the creditworthiness of the Borrower and the Guarantor and their abilities to perform their obligations under this Agreement and the other Loan Documents.

         12. New Section 9.18. A new Section 9.18 hereby is added to the Credit Agreement following Section 9.17 thereof, as follows:

                  9.18 No Bankruptcy Proceedings. Each of the Borrower, the Banks, the Administrative Agent and the Co-Agent agrees that it will not institute against any Designated Bank or join any other Person in instituting against any Designated Bank any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any federal or state bankruptcy or similar law, for one year and one day after the payment in full of the latest maturing commercial paper note issued by such Designated Bank.

         13. Replacement of Form of Money Market Loan Note. Exhibit A-3 to the Credit Agreement hereby is deleted, and Exhibit A-3 hereto is substituted therefor.

         14. Amendment to Exhibit F. Exhibit F to the Credit Agreement (the Compliance Certificate) hereby is amended by deleting paragraphs 5 and 7 thereof, and substituting therefor paragraphs 5 and 7 below:

         5.       Loans and Advances (Section 5.07)

                  Neither the Borrower, the Guarantor nor any Subsidiary shall make loans or advances to any Person except: (i) deposits required by government agencies or public utilities; (ii) without duplication, loans and advances made to the Borrower, the Guarantor or any Subsidiary; provided, that loans and advances from the Borrower and the Guarantor to Subsidiaries, together with Investments in Subsidiaries permitted by clause
                  (e) of Section 5.09, may not exceed an aggregate amount equal to 5% of Consolidated Total Assets at any time; (iii) loans or advances to directors, officers and employees in the ordinary course of business in the aggregate outstanding at any time not exceeding $2,500,000.00; and (iv) without duplication, other loans or advances made in the ordinary course of business in the aggregate outstanding at any time not exceeding $20,000,000 minus all amounts outstanding under clause (iii) of this Section 5.07 and minus Investments made and permitted pursuant to Section 5.09(D); provided that after giving effect to the making of any loans, advances or deposits permitted by clauses (i), (ii),


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                  (iii) or (iv), the Borrower will be in full compliance with all the provisions of this Agreement.

                  (a)      To Subsidiaries                                              $
                                                                                         ----------

                  (b)      Sum of (a) and amount                                        $
                           in paragraph 7(b) below                                       ----------

                  (c)      Consolidated Total Assets
                           Schedule 2                                                   $
                                                                                         ----------

                  (d)      5% of (c)                                                    $
                                                                                         ----------
                           Limitation           (b) may not exceed (d)

                  (e)      To directors, officers and
                           employees                                                    $
                                                                                         ----------

                           Limitation                                                   $2,500,000

                  (f)      other                                                        $
                                                                                         ----------

                           Limitation                                                   $          (1)
                                                                                         ----------

         7. Investments (Section 5.09)

                  Neither the Borrower nor the Guarantor shall make Investments in any Person except: (A) Investments in (i) direct obligations of the United States Government maturing within one year, (ii) certificates of deposit issued by a commercial bank whose credit is satisfactory to the Administrative Agent,
                  (iii) commercial paper rated A1 or the equivalent thereof by Standard & Poor's Corporation or P1 or the equivalent thereof by Moody's Investors Service, Inc. and in either case maturing within 9 months after the date of acquisition, (iv) tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by Standard & Poor's


--------------
(1)$20,000,000 less amount in (e) of this paragraph 5 and amount in line (f) of paragraph 7 below.


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


                  Corporation and Aa or the equivalent thereof by Moody's Investors Service, Inc. and/or (v) Investments in debt or equity securities rated at least BBB+ or the equivalent thereof by Standard & Poor's Corporation or at least Baa1 or the equivalent thereof by Moody's Investors Service not exceeding an aggregate amount outstanding at any time of $5,000,000; (B) Investments permitted by clauses (i), (ii) and
                  (iii) of Section 5.07 or by Section 5.08; (C) without duplication, Investments made after July 26, 1995 in Subsidiaries in an aggregate amount, together with the aggregate outstanding amount of loans and advances from the Borrower and the Guarantor to Subsidiaries permitted by clause
                  (ii) of Section 5.07, not in excess of 5% of Consolidated Total Assets; and (D) without duplication, other Investments in an aggregate amount outstanding at any time not exceeding $20,000,000 minus all amounts outstanding under clauses (iii) and (iv) of Section 5.07.

                  (a)      debt or equity securities rated                              $
                           at least BBB+ or Baa1                                         ---------

                           Limitation                                                   $5,000,000

                  (b)      Investments in Subsidiaries                                  $
                  after July 26, 1995                                                    ---------

                  (c)      Sum of (b) and amount                                        $
                           in paragraph 5(a) above                                       ---------

                  (d)      Consolidated Total Assets
                           Schedule 2                                                   $
                                                                                         ---------

                  (e)      5% of (d)                                                    $
                                                                                         ---------
                           Limitation         (c) may not exceed (e)

                  (f)      Other                                                        $
                                                                                         ---------
                           Limitation                                                   $          (2)
                                                                                         ---------

---------------
(2)$20,000,000 less amount in (e) of this paragraph 5 and amount in line (f) of paragraph 7 below.


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


         15. Replacement of Form of Guaranty. Exhibit H to the Credit Agreement hereby is deleted, and Exhibit H hereto is substituted therefor.

         16. New Exhibit L. Exhibit L (form of Designation Agreement) hereto hereby is added to the Credit Agreement as Exhibit L thereto.

         17. Restatement of Representations and Warranties. The Borrower hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof and with specific reference to this First Amendment and all other loan documents executed and/or delivered in connection herewith, except to the extent otherwise disclosed pursuant to Section 5.01(c) or (d) of the Credit Agreement.

         18. Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

         19. Ratification. The Borrower hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof.

         20. Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         21. Section References. Section titles and references used in this First Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

         22. No Default. To induce the Administrative Agent, the Co-Agent and the Banks to enter into this First Amendment and to continue to make advances pursuant to the Credit Agreement, the Borrower hereby acknowledges and agrees that, as of the date


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


hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Banks under the Credit Agreement.

         23. Further Assurances. The Borrower agrees to take such further actions as the Administrative Agent shall reasonably request in connection herewith to evidence the amendments herein contained to the Borrower.

         24. Governing Law. This First Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of Georgia.

         25. Conditions Precedent. This First Amendment shall become effective only upon execution and delivery to the Administrative Agent:

         (i)   by each of the parties hereto, of this First Amendment;

         (ii) by the Borrower, of Syndicated Loan Notes payable to Bank One, Texas, N.A. and Texas Commerce Bank, N.A., respectively, each in the original principal amount of $10,000,000;

         (iii) by the Borrower, of new Money Market Loan Notes in substantially the form of Exhibit A-3 hereto in favor of the Banks (including a Designated Bank Note in favor of Four Winds Corporation, as the Designated Bank of Commerzbank AG, Atlanta Agency);

         (iv) by the Guarantors, of the Guaranty in substantially the form of Exhibit H;

         (v) of an opinion letter of King & Spalding, counsel for the Borrower and the Guarantors, dated as of the date hereof, substantially in the form delivered on the Closing Date of the Credit Agreement, but addressing the First Amendment Loan Documents and covering such additional matters relating to the transactions contemplated hereby as the Administrative Agent or any Bank may reasonably request;

         (vi) of a certificate, dated as of the date hereof, signed by an Executive Officer (other than the Secretary) to the effect



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


that (a) no Default has occurred and is continuing on the date hereof and (b) the representations and warranties of the Borrower contained in Article IV are true on and as of the date hereof, except to the extent otherwise disclosed pursuant to Section 5.01(c) or (d) of the Credit Agreement; and

         (vii) of all other documents which the Administrative Agent or any Bank may reasonably request relating to the existence of the Borrower and the Guarantors, the corporate authority for and the validity of this First Amendment, the new Syndicated Loan Notes described in clause (ii) above, the new Money Market Loan Notes described in clause (iii) above and the Guaranty (collectively, the "First Amendment Loan Documents"), and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent, including, without limitation, certificates of incumbency of the General Partner and each of the Guarantors, signed by the Secretary or an Assistant Secretary of the General Partner and such Guarantor, certifying as to the names, true signatures and incumbency of the officer or officers of the General Partner and such Guarantor authorized to execute and deliver the First Amendment Loan Documents on behalf of the Borrower or such Guarantor, and certified copies of the following items:

               (a) the Borrower's Certificate of Limited Partnership;

               (b) the Borrower's Partnership Agreement,

               (c) for the General Partner and each of the Guarantors, its Certificate of Incorporation,

               (d) for the General Partner and each of the Guarantor, its Bylaws,

               (e) for the Borrower, the General Partner and each of the Guarantors, a certificate of the Secretary of State of Georgia as to the valid existence of the Borrower, the General Partner or such Guarantor as a Georgia limited partnership or corporation, as the case may be, and

               (f) the action taken by the Board of Directors of the General Partner and each of the Guarantors authorizing the execution, delivery and performance of First Amendment Loan Documents to which it is a party.

         IN WITNESS WHEREOF, the Borrower, the Administrative Agent, the Co-Agent and each of the Banks has caused this First Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                                    POST APARTMENT HOMES, L.P.            (SEAL)
                                    By: Post GP Holdings, Inc., its
                                        sole general partner


                                    By: /s/ Timothy A. Peterson
                                       ----------------------------------------
                                         Timothy A. Peterson
                                         Vice President

                                    Post Apartment Homes, L.P.
                                    3350 Cumberland Circle
                                    Suite 2200
                                    Atlanta, Georgia 30339-3363
                                    Attention: John T. Glover,
                                               President
                                    Telecopier number: 404-951-1825
                                    Confirmation number: 404-850-4400


COMMITMENTS                         WACHOVIA BANK, N.A.,
                                    as Administrative Agent and
                                    as a Bank                             (SEAL)

$60,000,000

                                    By: /s/
                                       ----------------------------------------
                                       Title:

                                    Lending Office
                                    Wachovia Bank, N.A.
                                    191 Peachtree Street, N.E.
                                    Atlanta, Georgia 30303-1757
                                    Attention: Syndications Group
                                    Telecopier number: 404-332-4005
                                    Confirmation number: 404-332-6971

                                    FIRST UNION NATIONAL
                                    BANK, as
                                    Co-Agent and as a Bank     (SEAL)

$60,000,000                         By: /s/
                                       ----------------------------------------
                                       Title:

                                    Lending Office
                                    First Union National Bank
                                    999 Peachtree Street, N.E.
                                    Suite 610
                                    Atlanta, GA 30309
                                    Attention: Ms. Susan T. Miller
                                    Telecopier number: 404-225-4113
                                    Confirmation number: 404-225-4030



                                    SUNTRUST BANK, ATLANTA                (SEAL)

$30,000,000                         By: /s/
                                       ----------------------------------------
                                       Title:

                                    Lending Office
                                    SunTrust Bank, Atlanta
                                    25 Park Place, MC-081
                                    Atlanta, GA 30303
                                    Attention: Mr. W. John Neill
                                    Telecopier number: 404-827-6774
                                    Confirmation number: 404-588-8248

                             CORESTATES BANK                              (SEAL)

$20,000,000                  By:  /s/
                                ------------------------------------------------
                                Title:

                             Lending Office
                             CoreStates Bank
                             Real Estate Department
                             1339 Chestnut Street
                             Philadelphia, PA 19107-7618
                             Attention: Mr. Glen Gallager
                             Telecopier number: 215-786-6381
                             Confirmation number: 215-786-4221

                             COMMERZBANK AG, ATLANTA AGENCY
                                              (SEAL)

$10,000,000                  By: /s/
                                ------------------------------------------------
                                Title:

                             By: /s/
                                ------------------------------------------------
                                Title:

                             Lending Office
                             Commerzbank AG, Atlanta Agency
                             1230 Peachtree Street
                             35th Floor
                             Atlanta, GA 30309
                             Attention: Mr. Mark Wortman
                             Telecopier number: 404-888-6539
                             Confirmation number: 404-888-6500

                             Designating Bank with respect to
                             Four Winds Funding Corporation

                             FOUR WINDS FUNDING CORPORATION
                                            (SEAL)

$0                           By: Commerzbank AG, New York Branch,
                                 as Administrator and Attorney-in-
                                 Fact

                             By: /s/
                                ------------------------------------------------
                                Title:

                             By: /s/
                                ------------------------------------------------
                                Title:

                             Lending Office
                             Four Winds Funding Corporation
                             c/o Commerzbank AG, New York Branch
                             2 World Financial Center
                             New York, New York 10281-1050
                             Attention: Mr. Howard Thompson
                             Telecopier number: 212-266-7661
                             Confirmation number: 212-266-7474

                             Designated Bank of Commerzbank AG,
                             Atlanta Agency


                             BANK ONE, TEXAS, N.A.                        (SEAL)

$10,000,000                  By: /s/
                                -----------------------------------------------
                                 Title:

                             Lending Office
                             Bank One, Texas, N.A.
                             1717 Main Street
                             Dallas, Texas 75201
                             Attention: Mr. Dale Renner
                             Telecopier number: 214-290-2275
                             Confirmation number: 214-290-2891

                             TEXAS COMMERCE BANK, N.A.                    (SEAL)

$10,000,000                  By: /s/
                                -----------------------------------------------
                                Title:

                             Lending Office
                             Texas Commerce Bank, N.A.
                             2200 Ross Avenue
                             Dallas, Texas 75201
                             Attention: Mr. Joseph F. Griffith
                             Telecopier number: 214-965-2290
                             Confirmation number: 214-965=2790

TOTAL COMMITMENTS
$200,000,000

                                                                     EXHIBIT A-3

                             MONEY MARKET LOAN NOTE

                             As of December 17, 1997

                  For value received, POST APARTMENT HOMES, L.P., a Georgia limited partnership (the "Borrower"), promises to pay to the order of , a _______________ (the "Bank"), for the account of its Lending Office, the principal sum of ONE HUNDRED MILLION AND NO/100 DOLLARS ($100,000,000), or such lesser amount as shall equal the unpaid principal amount of each Money Market Loan made by the Bank to the Borrower pursuant to the Amended and Restated Credit Agreement referred to below, on the dates and in the amounts provided in the Amended and Restated Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Money Market Loan Note on the dates and at the rate or rates provided for in the Amended and Restated Credit Agreement referred to below. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Amended and Restated Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303-1757, or such other address as may be specified from time to time pursuant to the Amended and Restated Credit Agreement.

                  All Money Market Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Amended and Restated Credit Agreement.

                  This Money Market Loan Note is one of the Money Market Loan Notes referred to in the Amended and Restated Credit Agreement dated as of April 9, 1997 among the Borrower, the Banks listed on the signature pages thereof, Wachovia Bank, N.A. (formerly Wachovia Bank of Georgia, N.A.), as Administrative Agent (as amended on even date herewith and as the same may hereafter be amended and modified from time to time, the "Amended and Restated Credit Agreement"). Terms defined in the Amended and Restated Credit Agreement are used herein with the same meanings. Reference is made to the Amended and Restated Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof.

                  IN WITNESS WHEREOF, the Borrower has caused this Money Market Loan Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

           POST APARTMENT HOMES, L.P.                                     (SEAL)
           By:                          Post GP Holdings, Inc., its sole general
                                        partner

                                        By:
                                           -------------------------------------
                                             Timothy A. Petersen
                                             Executive Vice President

                  MONEY MARKET LOANS AND PAYMENTS OF PRINCIPAL
--------------------------------------------------------------------------------
                     Amount     Amount of     Stated
           Interest  of         Principal     Maturity       Notation
Date       Rate      Loan       Repaid        Date           Made By
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                       EXHIBIT H



                                    GUARANTY




                  THIS GUARANTY (this "Guaranty") is made December 17, 1997, by POST PROPERTIES, INC., POST GP HOLDINGS, INC. and POST LP HOLDINGS, INC., each a Georgia corporation (each individually a "Guarantor", and collectively, the "Guarantors") in favor of the Administrative Agent, for the ratable benefit of the Banks, under the Amended and Restated Credit Agreement referred to below;

                               W I T N E S S E T H

                  WHEREAS, POST APARTMENT HOMES, L.P., a Georgia limited partnership (the "Borrower"), FIRST UNION NATIONAL BANK (formerly First Union National Bank of Georgia), as Co-Agent (the "Co-Agent") and WACHOVIA BANK, N.A. (formerly Wachovia Bank of Georgia, N.A.), as Administrative Agent (the "Administrative Agent"), and certain other Banks from time to time party thereto have entered into a certain Amended and Restated Credit Agreement dated as of April 9, 1997 (as amended as of even date herewith and as it may be amended or modified further from time to time, the "Amended and Restated Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Banks to the Borrower which will the benefit the Guarantors;

                  WHEREAS, it is required by the First Amendment that the Guarantors execute and deliver this Guaranty whereby the Guarantors shall, unconditionally and jointly and severally, guarantee the payment when due of all principal, interest and other amounts that shall be at any time payable by the Borrower under the Amended and Restated Credit Agreement, the Notes and the other Loan Documents; and

                  WHEREAS, in consideration of the direct and indirect ownership interests of the Guarantors in the Borrower and the financial and other support that the Borrower has provided, and such financial and other support as the Borrower may in the future provide, to the Guarantors, whether directly or indirectly, and in order to induce the Banks, the Co-Agent and the Administrative Agent to enter into the Amended and Restated Credit Agreement, the Guarantors are willing to guarantee the obligations of the Borrower under the Amended and Restated Credit Agreement, the Notes, and the other Loan Documents;

                  NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. Definitions. Terms defined in the Amended and Restated Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein.

                  SECTION 2. Representations and Warranties. The Guarantors incorporate herein by reference as fully as if set forth herein all of the representations and warranties pertaining to the Guarantors contained in Article IV of the Amended and Restated Credit Agreement (which representations and warranties shall be deemed to have been renewed by the Guarantors upon each Borrowing under the Amended and Restated Credit Agreement), except to the extent otherwise disclosed to the Banks pursuant to Section 5.01(c) or (d) of the Credit Agreement).

                  SECTION 3. Covenants. The Guarantors covenant that, so long as any Bank has any Commitment outstanding under the Amended and Restated Credit Agreement or any amount payable under the Amended and Restated Credit Agreement or any Note shall remain unpaid, the Guarantors will fully comply with those covenants set forth in Article V of the Amended and Restated Credit Agreement pertaining to the Guarantors, and the Guarantors incorporate herein by reference as fully as if set forth herein all of such covenants.

                  SECTION 4. The Guaranty. The Guarantors hereby unconditionally and jointly and severally guarantee the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of the principal of and interest on each Note issued by the Borrower pursuant to the Amended and Restated Credit Agreement, and the full and punctual payment of all other amounts payable by the Borrower under the Amended and Restated Credit Agreement (including, without limitation, all Syndicated Loans, Swing Loans and Money Market Loans and interest thereon, and all compensation and indemnification amounts and fees payable pursuant to the Amended and Restated Credit Agreement and the Administrative Agent's Letter Agreement (all of the foregoing obligations being referred to collectively as the "Guaranteed Obligations"). Upon failure by the Borrower to pay punctually any such amount, each Guarantor agrees that it shall forthwith on demand pay the amount not so paid at the place and in the manner specified in the Amended and Restated Credit Agreement, the relevant Note or the relevant Loan Document, as the case may be.

                  SECTION 5. Guaranty Unconditional. The obligations of the Guarantors hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

                           (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Borrower under the Amended and Restated Credit Agreement, any Note, or any other Loan Document, by operation of law or otherwise or any obligation of any other guarantor of any of the Guaranteed Obligations;

                           (ii) any modification or amendment of or supplement to the Amended and Restated Credit Agreement, any Note, or any other Loan Document;

                           (iii) any release, nonperfection or invalidity of any direct or indirect security for any obligation of the Borrower under the Amended and Restated Credit Agreement, any Note, any Loan Document, or any obligations of any other Guarantor or guarantor of any of the Guaranteed Obligations;

                           (iv) any change in the partnership structure or ownership of the Borrower or corporate structure or ownership of any of the Guarantors, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or any of the Guarantors, or any of their assets or any resulting release or discharge of any obligation of the Borrower or any of the Guarantors;

                           (v) the existence of any claim, setoff or other rights which any of the Guarantors may have at any time against the Borrower, the Administrative Agent, the Co-Agent, any Bank or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                           (vi) any invalidity or unenforceability relating to or against the Borrower for any reason related to the Amended and Restated Credit Agreement, any other Loan Document, or any other guaranty, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower of the principal of or interest on any Note or any other amount payable by the Borrower under the Amended and Restated Credit Agreement, the Notes, or any other Loan Document; or

                           (vii) any other act or omission to act or delay of any kind by the Borrower, the Co-Agent, any Bank or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Guarantors' obligations hereunder.

                  SECTION 6. Discharge Only Upon Payment In Full; Reinstatement In Certain Circumstances. The Guarantors' obligations hereunder shall remain in full force and effect until all Guaranteed Obligations shall have been paid in full and the Commitments under the Amended and Restated Credit Agreement shall have terminated or expired. If at any time any payment of the principal of or interest on any Note or any other amount payable by the Borrower under the Amended and Restated Credit Agreement or any other Loan Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, the Guarantors' obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

                  SECTION 7. Waiver of Notice by the Guarantors. Each of the Guarantors irrevocably waives, acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Borrower or any other Person.

                  SECTION 8. Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Borrower under the Amended and Restated Credit Agreement, any Note or any other Loan Document is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of the Amended and Restated Credit Agreement, any Note or any other Loan Document shall nonetheless be payable by the Guarantors hereunder forthwith on demand by the Administrative Agent made at the request of the Required Banks.

                  SECTION 9. Notices. All notices, requests and other communications to any party hereunder shall be given or made by telecopier or other writing and telecopied or mailed or delivered to the intended recipient at its address or telecopier number set forth on the signature pages hereof or such other address or telecopy number as such party may hereafter specify for such purpose by notice to the Administrative Agent in accordance with the provisions of Section 9.01 of the Amended and Restated Credit Agreement. Except as otherwise provided in this Guaranty, all such communications shall be deemed to have been duly given when transmitted by telecopier, or personally delivered or, in the case of a mailed notice, 3 Domestic Business Days after such communication is deposited in the mails with first class postage prepaid, in each case given or addressed as aforesaid.

                  SECTION 10. No Waivers. No failure or delay by the Administrative Agent, the Co-Agent or any Banks in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Guaranty, the

Amended and Restated Credit Agreement, the Notes, and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies provided by law.

                  SECTION 11. Successors and Assigns. This Guaranty is for the benefit of the Administrative Agent, the Co-Agent and the Banks and their respective successors and assigns and in the event of an assignment of any amounts payable under the Amended and Restated Credit Agreement, the Notes, or the other Loan Documents, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty may not be assigned by the Guarantors without the prior written consent of the Administrative Agent and the Required Banks, and shall be binding upon the Guarantors and its respective successors and permitted assigns.

                  SECTION 12. Changes in Writing. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Guarantors and the Administrative Agent, with the consent of the Required Banks.

                  SECTION 13. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF GEORGIA. EACH OF THE GUARANTORS AND THE ADMINISTRATIVE AGENT HEREBY SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF GEORGIA AND OF ANY GEORGIA STATE COURT SITTING IN ATLANTA, GEORGIA AND FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE GUARANTORS IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE GUARANTORS AND THE ADMINISTRATIVE AGENT HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  SECTION 14. Taxes, etc. All payments required to be made by the Guarantors hereunder shall be made without setoff or counterclaim and free and clear of and without deduction or withholding for or on account of, any present or future taxes, levies, imposts, duties or other charges of whatsoever nature imposed by any government or any political or taxing authority pursuant and subject to the provisions of Section 2.12(c) of the Amended and Restated Credit Agreement, the terms of which are incorporated herein by reference as to the Guarantors as fully as if set forth herein, and for such purposes, the rights and obligations of the Borrower under such Section shall devolve to the Guarantors as to payments required to be made by the Guarantors hereunder.

                  IN WITNESS WHEREOF, each of the Guarantors has caused this Guaranty to be duly executed, under seal, by its authorized officer as of the date first above written.

                                       POST PROPERTIES, INC.        (SEAL)


                                       By:
                                          -------------------------------------
                                            Timothy A. Petersen
                                            Executive Vice President
                                            Post Corporate Services

                                       Address:
                                       Post Properties, Inc.
                                       3350 Cumberland Circle
                                       Suite 2200
                                       Atlanta, Georgia 30339-3363
                                       Attention:  John T. Glover,
                                                   President

                                       Telecopier number: 770-951-1825
                                       Confirmation number: 770-850-4400

                                       POST GP HOLDINGS, INC.       (SEAL)

                                       By:
                                          -------------------------------------
                                            Title:

                                       Address:
                                       Post GP Holdings, Inc.
                                       3350 Cumberland Circle
                                       Suite 2200
                                       Atlanta, Georgia 30339-3363
                                       Attention:  John T. Glover,
                                                   President
                                       Telecopier number: 770-951-1825
                                       Confirmation number: 770-850-4400

                                       POST LP HOLDINGS, INC.       (SEAL)

                                       By:
                                          -------------------------------------
                                            Title:

                                       Address:
                                       Post LP Holdings, Inc.
                                       3350 Cumberland Circle
                                       Suite 2200
                                       Atlanta, Georgia 30339-3363
                                       Attention:  John T. Glover,
                                                   President
                                       Telecopier number: 770-951-1825
                                       Confirmation number: 770-850-4400

                                                                       EXHIBIT L

                          Form of Designation Agreement

                            Dated __________________, _____

           Reference is made to that certain Amended and Restated Credit Agreement dated as of April 9, 1997 (as amended prior to the date hereof and as it may hereafter be amended, supplemented or otherwise modified from time to time, the "Credit Agreement") by and among Post Apartment Homes, L.P., as the Borrower, the Banks parties thereto, Wachovia Bank, N.A. (formerly Wachovia Bank of Georgia, N.A.), as Administrative Agent (the "Administrative Agent") and First Union National Bank (formerly First Union National Bank of Georgia), as Co- Agent. Terms defined in the Credit Agreement are used herein with the same meaning.

           [NAME OF DESIGNATING BANK] (the "Designating Bank") and [NAME OF DESIGNEE] (the "Designee") agree as follows:

           1. Pursuant to Section 9.08(g) of the Credit Agreement, the Designating Bank hereby designates the Designee, and the Designee hereby accepts such designation, to have a right to make Money Market Loans pursuant to Section 2.03(g) of the Credit Agreement. Any assignment by Designating Bank to Designee of its rights to make a Money Market Loan pursuant to such Section 2.03(g) shall be effective at the time of the funding of such Money Market Loan and not before such time.

           2. Except as set forth in Section 7, below, the Designating Bank makes no representation or warranty and assumes no responsibility pursuant to this Designation Agreement with respect to (a) any statements, warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument and document furnished pursuant thereto and (b) the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto.

           3. The Designee (a) confirms that it has received a copy of each Loan Document, together with copies of the financial statements referred to in Sections 4.04 and 5.01(a) and (b) (for periods for which such financial statements are available) of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Designation Agreement; (b) agrees that it will independently and without reliance upon the Administrative Agent, the Co-Agent, the Designating Bank or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under any Loan Document; (c) confirms that it is a Designated Bank; (d) appoints and authorizes the Administrative Agent to take such action as the Administrative Agent on its behalf and to exercise such powers and discretion under any Loan Document as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (e) agrees that it will perform in accordance with their terms all of the obligations which by the terms of any Loan Document are required to be performed by it as a Bank.

           4. The Designee hereby appoints the Designating Bank as Designee's agent and attorney in fact and grants to the Designating Bank an irrevocable power of attorney, coupled with an interest, to receive payments made for the benefit of Designee under the Credit Agreement, to deliver and receive all communications and notices under the Credit Agreement and other Loan Documents and to exercise on Designee's behalf all rights to vote and to grant and make approvals, waivers, consents, releases and amendments to or under the Credit Agreement or other Loan Documents. Any document executed by such agent on the Designee's behalf in connection with the Credit Agreement or other Loan Documents shall be binding on the Designee. The Borrower, the Administrative Agent, the Co-Agent and each of the Banks may rely on and are beneficiaries of the preceding provisions.

           5. Following the execution of this Designation Agreement by the Designating Bank and its Designee, it will be delivered to the Borrower for acknowledgment and to the Administrative Agent for acknowledgment and recording by the Administrative Agent. The effective date for this Designation Agreement (the "Effective Date") shall be the date of acknowledgment hereof by the Administrative Agent, unless otherwise specified on the signature page thereto.

           6. The Designating Bank and, by execution of their respective acknowledgments below, the Borrower and the Administrative Agent, each hereby
(i) acknowledges that the Designee is relying on the non-petition provisions of
Section 9.18 of the Credit Agreement as agreed to by all signatories thereto and
(ii) reaffirms that it will not institute against the Designee or join any other Person in instituting against the Designee any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any federal or state bankruptcy or similar law for one year and done day after the payment in full of the latest maturing commercial paper note issued by the Designee.

           7. The Designating Bank unconditionally agrees to pay or reimburse the Designee and save the Designee harmless against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or mature whatsoever which may be imposed or asserted by any of the parties to the Loan Documents against the Designee, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by the Designee hereunder or thereunder, provided that the Designating Bank shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements if the same results from the Designee's gross negligence or willful misconduct.

           8. Upon such acceptance and recording by the Administrative Agent, as of the Effective Date, the Designee shall be a party to the Credit Agreement with a right to make Money Market Loans as a Designated Bank pursuant to Section 2.03(g) of the Credit Agreement and the rights and obligations of a Designated Bank related thereto; provided, however, that the Designee shall not be required to make payments with respect to such obligations except to the extent of excess cash flow of the Designee which is not otherwise required to repay obligations of the Designee Bank which are then due and payable. Notwithstanding the foregoing, the Designating Bank shall be and remain obligated to the Borrower, the Administrative Agent, the Co-Agent and the Banks for each and every of the obligations of the Designee and the Designating Bank with respect to the Credit Agreement, including, without limitation, any indemnification obligations under
Section 7.05 of the Credit Agreement and any sums otherwise payable to the Borrower by the Designee.

           9. This Designation Agreement shall be governed by and construed in accordance with the laws of the State of [GEORGIA][NEW YORK][OTHER JURISDICTION CHOSEN BY DESIGNATING BANK AND DESIGNATED BANK].

           10. This Designation Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Designation Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Designation Agreement.

           IN WITNESS WHEREOF, the Designating Bank and the Designee intending to be legally bound, have caused this Designation Agreement to be executed by their officers thereunto duly authorized as of the date first above written.

                                                [NAME OF DESIGNATING BANK]
                                                as Designating Bank



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


                                           By:
                                           Title:

                                           [NAME OF DESIGNEE], as Designee

                                           By:
                                           Title:
                                           Lending Office (and address for
                                           notices):

Acknowledged this _____ day                      Acknowledged this _____ day
of ________________, ____                             of  ________________, ____
(the "Effective Date")

WACHOVIA BANK, N.A.                        POST APARTMENT HOMES, L.P.
as the Administrative Agent                           as the Borrower

By:                                              By:  Post GP Holdings, Title:
                                                 Inc., its sole
                                           general partner

                                                   By:
                                                      -------------------------
                                                      Timothy A. Petersen
                                                      Executive Vice
                                                      President



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